UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                _______________________________________________

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2005


                            PALOMAR ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


                 000-32829                         88-0470235
          (Commission File Number)       (IRS Employer Identification No.)


     1802 N. CARSON ST., NO. 212-2705,                89701
            CARSON CITY, NEVADA                    (Zip Code)
       (principal executive offices)


                                 (775) 887-0670
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 3.03     MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

     Effective July 5, 2005, Palomar Enterprises, Inc. (the "Registrant") implemented a one for 1,000 reverse split of its issued and outstanding shares of common stock (the "Reverse Split"). Following the Reverse Split, the number of issued and outstanding shares of the Registrant's common stock was reduced from 768,761,121 to 768,762 in accordance with the one for 1,000 Reverse Split ratio. The number of the Registrant's issued and outstanding preferred shares remained at 9,000,000, and the par value of the Registrant's common and preferred stock remained at $0.00001 per share following the Reverse Split.

     In lieu of any fractional shares to which the Registrant's stockholders may have been entitled as a result of the Reverse Split, the Registrant will pay cash equal to such fraction multiplied by the average of the high and low trading prices of the Registrant's common stock on the OTCBB during regular trading hours for the five trading days immediately preceding the effectiveness of the Reverse Split.

     The Reverse Split reduced the number of holders of post- Reverse Split shares as compared to the number of holders of pre- Reverse Split shares to the extent that there were stockholders who held fewer than 1,000 shares prior to the Reverse Split. However, the intention of the Reverse Split was not to reduce the number of the Registrant's stockholders.

     The Registrant currently has no intention of going private, and the Reverse Split was not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Exchange Act. Moreover, the Reverse Split does not increase the risk of the Registrant becoming a private company in the future.

ITEM  4.01     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     Effective June 13, 2005, the Registrant's independent auditor, Epstein Weber Conover P.L.C., Certified Public Accountants ("Epstein Weber") notified the Registrant that Epstein Weber would not be available for reappointment as the independent registered public accounting firm for the Registrant. Epstein Weber were disengaged by the Registrant on June 22, 2005.

     The change in the Registrant's auditors was reported by the Registrant in its Current Report filed with the Commission on July 1, 2005..

     The Registrant's Current Report, filed with the Commission on July 1, 2005, did not include Epstein Weber's letter regarding disclosures made in that Report because Epstein Weber's letter was not received by the Registrant prior to July 1, 2005.

     This amended Current Report includes Epstein Weber's letter which was received by the Registrant on July 7, 2005.

ITEM  9.01.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     The  following  exhibit  is  filed  herewith:

  EXHIBIT NO.  IDENTIFICATION OF EXHIBIT
  -----------  -------------------------

        16.1 Letter from Epstein Weber Conover, PLC regarding the disclosures made in this amended Current Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2005.                     PALOMAR ENTERPRISES, INC.


                                        By /s/ Steve Bonenberger
                                          --------------------------------------
                                          Steve Bonenberger, President


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